SUPPLEMENT DATED FEBRUARY 2, 1996
                              TO THE PROSPECTUS FOR
                     FRANKLIN BALANCE SHEET INVESTMENT FUND
                  DATED MARCH 1, 1995, AS AMENDED JULY 5, 1995
              AND SUPPLEMENTED OCTOBER 1, 1995 AND OCTOBER 21, 1995


Effective February 5, 1996, the offering of shares of the The Franklin Balance Sheet Investment Fund will be closed to new investors, except for retirement plan accounts. Please refer to the supplement dated October 21, 1995 for details.